                                                                 Exhibit 10.32.2

                   FIRST AMENDMENT TO INTERCREDITOR AGREEMENT

      This FIRST AMENDMENT TO INTERCREDITOR AGREEMENT dated as of December 28, 1998 (this "Amendment") is among Genzyme Corporation (the "Senior Creditor"), a Massachusetts corporation; Genzyme Transgenics Corporation ("GTC"), a Massachusetts corporation; the Subsidiaries of GTC listed on the signature pages hereto (each of GTC and such Subsidiaries, a "Borrower" and collectively such Subsidiaries with GTC, the "Borrowers"); and FINOVA Technology Finance, Inc. (formerly known as Financing for Science International, Inc., the "Subordinating Creditor"), a Delaware corporation.

      WHEREAS, the parties previously entered into an Intercreditor Agreement dated as of July 3, 1995 (the "Original Intercreditor Agreement") providing for certain subordination of the rights of the Subordinating Creditor pursuant to the Original Intercreditor Agreement to the rights of Genzyme pursuant to the Reimbursement Agreement dated as of July 3, 1995 among the Senior Creditor, the Borrowers, and the Subordinated Creditor; and

      WHEREAS, GTC is entering into a new Credit Agreement dated as of the date hereof with Fleet National Bank ("Fleet") to refinance the indebtedness under its agreements with BankBoston, N.A. (formerly The First National Bank of Boston); and

      WHEREAS, the parties wish to amend the Original Intercreditor Agreement to reflect amendments to the documents constituting Senior Debt;

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows. Terms used herein and not otherwise defined shall have the meanings assigned to them in the Original Intercreditor Agreement.

      1. Amendment to the Original Intercreditor Agreement. The Original Intercreditor Agreement is amended as follows:

      (a) Amendment to Recitals. Each of the recitals is hereby deleted in its entirety and replaced by the following:

            WHEREAS, pursuant to a Credit Agreement dated as of December ___, 1998 (as amended and in effect from time to time, the "GTC Credit Agreement"), Fleet National Bank (the "Bank") agreed, upon the terms and subject to the conditions contained therein, to make loans to GTC; and

            WHEREAS, pursuant to a Master Equipment Lease Agreement (together with rental schedules thereto, the "Lease Agreement"), certain Sale and Leaseback Agreements (collectively, together with the Lease Agreement, the "FSI Lease Agreements") and a Security Agreement (the "Subordinated Agreement"), each dated September 27, 1994 between the Subordinating Creditor and TSI, the Subordinating Creditor leased certain equipment listed in Exhibit A hereto (as defined in the FSI Lease Agreement, the "Equipment") to TSI; and

            WHEREAS, certain subsidiaries of TSI, namely Primedica Argus Research Laboratories, Inc., Primedica Worcester, Inc., Primedica Redfield, Inc., Primedica Rockville, Inc., and Health and Sciences Research Incorporated (collectively, the "Significant Subsidiaries"), each entered into a Guaranty of Lease (a "Subsidiary Guaranty") dated as of September 27, 1994 providing for the guarantee by such Significant Subsidiaries of the obligations of TSI to the Subordinating Creditor under the FSI Lease Agreement and the Subordinated Agreement; and

            WHEREAS, GTC entered into a Subsidiary Guaranty dated December 26, 1996 providing for the guarantee by GTC of the obligations of TSI to the Subordinating Creditor under the Subordinating Creditor Lease Agreements and the Subordinated Agreement; and

            WHEREAS, GTC and certain of the Significant Subsidiaries, namely Primedica Argus Research Laboratories, Inc., Primedica Worcester, Inc. and Primedica Rockville, Inc., each entered into an additional Guaranty of Lease dated June 30, 1995 (each also a "Subsidiary Guaranty") providing for the guarantee by such Significant Subsidiaries of the obligations of TSI to the Subordinating Creditor under rental schedules pursuant to the Lease Agreement; and

            WHEREAS, GTC, TSI and the Subordinating Creditor previously entered into a Subordination Agreement dated as of September 27, 1994 providing for certain subordination of the rights of FSI pursuant to the Subordinated Agreement to the rights of a prior lender to GTC (the "Original Subordination Agreement"); and

            WHEREAS, the Obligations (as defined in the GTC Credit Agreement) of GTC shall be guarantied pursuant to that certain Guaranty dated as of the date hereof by the Senior Creditor in favor of the Bank (the "Guaranty"); and

            WHEREAS, the reimbursement obligations of GTC pursuant to the Guaranty are described in the Amended and Restated Reimbursement Agreement dated as of the date hereof (the "Amended and Restated Reimbursement Agreement") among the Senior Creditor and the Borrowers; and

            WHEREAS, to secure the obligation of GTC and its subsidiaries to reimburse the Senior Creditor for any payments under the Guaranty and the Amended and Restated Reimbursement Agreement, GTC and its subsidiaries have entered into an Amended and Restated Security Agreement dated as of the date hereof in favor of the Senior Creditor and GTC has also entered into a Mortgage and Security Agreement in favor of the Senior Creditor, as amended (the "GTC Security Agreements"); and

            WHEREAS, it is a condition precedent to the Senior Creditor's willingness to provide the Guaranty that GTC, its subsidiaries and the Subordinating Creditor enter into this Agreement with the Senior Creditor;

      (b) Amendment to Definition of Senior Debt. The definition of "Senior Debt" in Section 1 is hereby deleted in its entirety and replaced by the following:

            Senior Debt. All principal, interest, fees, costs, enforcement expenses (including legal fees and disbursements), collateral protection expenses and other reimbursement or indemnity obligations created or arising under the Guaranty, the Amended and Restated Reimbursement Agreement, the GTC Security Agreements or any of the other documents related thereto as the foregoing may be amended from time to time or any prior, concurrent, or subsequent notes, instruments or agreements of indebtedness, liabilities or obligations of any type or form whatsoever relating thereto in favor of the Senior Creditor. Senior Debt shall expressly include any and all interest accruing or out-of-pocket costs or expenses incurred after the date of any filing by or against any Borrower or Borrowers of any petition under the federal Bankruptcy Code or any other bankruptcy, insolvency, or reorganization act regardless of whether the Senior Creditor's claim(s) therefor is allowed or allowable in the case or proceeding relating thereto.

      2. Miscellaneous.

      (a) Except to the extent specifically amended hereby, the Intercreditor Agreement and all related documents shall remain in full force and effect. Whenever the terms or sections amended hereby shall be referred to in the Intercreditor Agreement or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment.

      (b) This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

      (c) This Amendment shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.


                                   GENZYME CORPORATION


                                   By:
                                      -----------------------------------------
                                      Evan Lebson
                                      Treasurer

                                   FINOVA TECHNOLOGY FINANCE, INC.


                                   By: /s/ Linda A. Moschitto
                                      -----------------------------------------
                                      Linda A. Moschitto
                                      Director - Contract Administration

                                   GENZYME TRANSGENICS CORPORATION


                                   By: /s/ John B. Green
                                      -----------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer

                                   TSI CORPORATION


                                   By: /s/ John B. Green
                                      -----------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer

                                   PRIMEDICA CAMBRIDGE, INC. (formerly
                                   BioDevelopment Laboratories, Inc.)


                                   By: /s/ John B. Green
                                      -----------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer

                                   PRIMEDICA ROCKVILLE, INC. (formerly TSI
                                   Washington Laboratories, Inc.)


                                   By: /s/ John B. Green
                                      -----------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer

                                   PRIMEDICA REDFIELD, INC. (formerly TSI
                                   Redfield Laboratories, Inc.)


                                   By: /s/ John B. Green
                                      -----------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer

                                   PRIMEDICA WORCESTER, INC., (formerly
                                   TSI Mason Laboratories, Inc.)


                                   By: /s/ John B. Green
                                      -----------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer

                                   PRIMEDICA ARGUS RESEARCH LABORATORIES, INC.
                                   (formerly Argus Research Laboratories, Inc.)


                                   By: /s/ John B. Green
                                      -----------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer

                                   TRANSGENICS INVESTMENTS, INC.


                                   By: /s/ John B. Green
                                      -----------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer

                                   HEALTH SCIENCES RESEARCH INCORPORATED


                                   By: /s/ John B. Green
                                      -----------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.


                                   GENZYME CORPORATION


                                   By: /s/ Evan M. Lebson
                                      -----------------------------------------
                                      Evan Lebson
                                      Treasurer

                                   FINOVA TECHNOLOGY FINANCE, INC.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   GENZYME TRANSGENICS CORPORATION


                                   By:
                                      -----------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer

                                   TSI CORPORATION


                                   By:
                                      -----------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer

                                   PRIMEDICA CAMBRIDGE, INC. (formerly
                                   BioDevelopment Laboratories, Inc.)


                                   By:
                                      -----------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer

                                   PRIMEDICA ROCKVILLE, INC. (formerly TSI
                                   Washington Laboratories, Inc.)


                                   By:
                                      -----------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer


                                      2